EXHIBIT B

                          SUBORDINATED PROMISSORY NOTE

$100,000                                                          March 13, 2002

      FOR VALUE RECEIVED, the undersigned EXPRESS PATTERN, INC., an Illinois corporation with its principal office at 1574 Barclay Boulevard, Buffalo Grove, Illinois 60089 (the "maker"), promises to pay, on or before March 31, 2005 (the "Maturity Date") to the order of EXPRESS PATTERN, INC., a Delaware corporation having its principal office c/o Infinite Group, Inc., 2364 Post Road, Warwick, Rhode Island 02886 (the "Holder"), the principal sum of One Hundred Thousand Dollars ($100,000) in lawful money of the United States of America, payable at the principal office of the Holder, or such other place as the holder hereof may reasonably direct, together with interest on the unpaid balance of this Note outstanding at any time (computed on the basis of a 365-day year) at an annual rate of eight percent (8%).

      Subject to the terms hereof, interest as provided above shall be payable on the outstanding principal amount hereof from time to time in arrears, on the last day of February, May, August and November in each year (a "Payment Date"), commencing March 31, 2002.

      The maker, for itself and its successors and assigns, agrees, and any holder of this Note, by its acceptance hereof, agrees, that the indebtedness evidenced by this Note and the payment of the principal and interest hereunder are hereby expressly made subordinate and subject in right of payment to the prior payment or satisfaction in full of the principal, interest, fees and other sums payable under the maker's indebtedness to NCP Leasing, Inc. in the principal amount of Five Hundred Seventy-Five Thousand Dollars ($575,000), together with

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interest thereon, evidenced by the promissory note of the maker of even date herewith in such principal amount (the "Senior Indebtedness") as follows:

      (a) Payment Over of Proceeds Upon Dissolution. In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, relief, arrangement, reorganization or other similar case or proceeding in connection therewith, relative to the maker or its creditors, as such, or to any of its assets, or (ii) any liquidation, dissolution, reorganization or other winding up of the maker, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the maker, then the holders of the Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of the Senior Indebtedness, or provision shall be made for such payment in cash, before the Holder is entitled to receive any payment on account of principal of interest hereunder, and to that end the holders of the Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable in respect of the Note in any such case, proceeding, dissolution, liquidation or other winding up or event.

      Notwithstanding the foregoing provisions of this clause (a), if the Holder shall have received any payment or distribution of assets of the maker of any kind or character, whether in cash, property or securities during the pendency of any proceeding referred to in clause (a) before all Senior Indebtedness is paid in full or payment thereof provided for, then such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or


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distribution of assets of the maker for the application to the payment of all the Senior Indebtedness remaining unpaid, to the extent necessary to pay all the Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

      (b) No Payment on Note in Certain Circumstances. After the delivery to the Holder of written notice by the Holder of the Senior Indebtedness of the occurrence, and during the continuance, of any Senior Default (defined below), unless and until such default shall have been cured or waived or shall have ceased to exist and any declaration that the Senior Indebtedness has become due and payable prior to the date on which it would otherwise have become due and payable shall have been rescinded or annulled, or if any judicial proceeding shall be pending with respect to any such default, then no payment shall be made by the maker on account of principal of or interest on this Note.

      (c) Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness, the Holder shall be subrogated, to the extent of the payments or distributions made to the holder of the Senior Indebtedness pursuant to the provisions of clause (a) or (b), to the rights of the holder of the Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on this Note, and all other amounts payable under this Agreement, shall be paid in full. For purposes of such subrogation, no payments or distributions to the holder of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of clause (a) or (b) and no payments made pursuant to the provisions of clause (a) or (b) to the holder of the Senior Indebtedness by the Holder shall, as among the maker, its creditors other than holder of the


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

Senior Indebtedness and the Holder, be deemed to be a payment or distribution by the maker to or on account of the Senior Indebtedness.

      (d) Provisions Solely to Define Relative Rights. The provisions of clauses
(a) through (c) are and are intended solely for the purpose of defining the relative rights of the Holder on the one hand and the holder of the Senior Indebtedness on the other hand. Nothing contained in this Note is intended to or shall: (i) impair, as among the maker, its creditors other than holder of the Senior Indebtedness and the Holder, the obligation of the maker, which is absolute and unconditional (and which, subject to the rights under this Note of the holder of the Senior Indebtedness, is intended to rank equally with all other general obligations of the maker) to pay to the Holder the principal of and interest on the Note when the same shall become due and payable in accordance with its terms; (ii) affect the relative rights against the maker of the Holder and the creditors of the maker other than the holder of the Senior Indebtedness; or (iii) prevent the Holder from exercising all remedies otherwise permitted by applicable law upon the occurrence of an Event of Default (defined below), subject to the rights, if any, under this Note of the holder of the Senior Indebtedness.

      (e) For purposes of this Note, the term "Senior Default" shall mean the default by the maker in the payment or performance of any obligation under the Senior Indebtedness when due in accordance with the terms thereof beyond any applicable grace period with respect thereto or by acceleration (unless rescinded or annulled) or otherwise.

      In each case the happening of any one or more of the following events (an "Event of Default"):


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

      (a) if the maker shall default in the due and punctual payment of any interest or principal as provided herein for more than ten (10) days after the date when the same shall become due and payable, whether at the due date thereof or by acceleration or otherwise;

      (b) if the maker or any of its shareholders shall fail to pay or perform when due any obligation under a certain Asset Purchase Agreement of even date between the maker and the Holder and such failure shall continue for more than twenty (20) days after written notice to the maker;

      (c) if the maker shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due or shall file a voluntary petition in bankruptcy, or shall file any petition or answer seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under the federal Bankruptcy Code or any future federal bankruptcy act or other applicable federal, state or other statutes, laws or regulations, or shall seek or consent to or acquiesce in the appointment of any custodian, trustee, receiver or liquidator of the maker, or all or any substantial part of its properties, or if corporation action shall be taken for the purpose of effecting any of the foregoing; or

      (d) if the maker shall be the subject of any order for relief in an involuntary case under the federal Bankruptcy Code or if any petition or proceeding against the maker seeking any reorganization, arrangement, composition, adjustment liquidation, dissolution or similar relief under the federal Bankruptcy Code or any future federal bankruptcy act or other applicable federal, state or other statutes, laws or regulations shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive) after the commencement thereof, or if any custodian, trustee, receiver or liquidator of the maker (or all


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or any substantial part of the properties of the maker) shall be appointed without the consent or acquiescence of the maker and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive);

then and in every such Event of Default at any time thereafter during the continuance of such Event of Default, the holder hereof may, by written notice to the maker, declare the entire principal and accrued interest hereunder to be due and payable, whereupon this Note will thereupon immediately become due and payable without presentment, demand, protest or further notice of any kind whatsoever, all of which are hereby expressly waived.

      The maker may prepay all or any portion of the principal amount hereof without penalty; provided, however, that any such prepayment, whether in whole or in part, and whether voluntary or as the result of acceleration of the maturity, shall require the prior written consent of the holders of the Senior Indebtedness if any Senior Indebtedness is outstanding on the date of such contemplated prepayment.

      If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the maker will pay reasonable attorneys' fees to the holder hereof together with reasonable costs of collection.

      This Note shall be governed by the laws of Rhode Island.

      In no event shall the amount of interest payable hereunder with all amounts reserved, charged or taken by Holder as compensation for fees, services or expenses incidental to the making, negotiating or collection of the loan evidenced hereby exceed the maximum rate of interest on the unpaid balance hereof allowable by applicable law. In the event of any such


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payment in excess of such maximum shall be extended to the maker or credited against the principal amount hereof.

                                      EXPRESS PATTERN, INC.
                                      (an Illinois corporation)


                                      By: ____________________________
                                                             President


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                                    GUARANTY

      The undersigned ("Guarantor") hereby absolutely and unconditionally guarantees to the Holder (which term shall include the Holder, its successors and assigns and any other holder) the punctual payment in full (and not merely the collectibility), as and when due (whether by acceleration or otherwise), of all payments and other obligations (the "Obligations") of the maker under the foregoing Subordinated Promissory Note (the "Note"), as the same may be modified, amended or extended. Guarantor expressly waives any notice of, or right to consent to, any such modification, amendment or extension. Guarantor agrees that Guarantor's obligations hereunder shall not be affected by any circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The liability of Guarantor shall be primary, direct and immediate and not conditional or contingent upon pursuit by the Holder of any remedy it may have against the maker. Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty; (b) presentment and demand for payment of any of the Obligations; (c) protest and notice of dishonor or default to Guarantor or to any other person with respect to any of the Obligations; (d) any demand for payment under this Guaranty; and (e) any defenses available to a guarantor under the laws of Rhode Island or Illinois. This Guaranty shall operate as an irrevocable and continuing guaranty of all Obligations. This Guaranty shall be governed by and construed in accordance with the laws of the State of Rhode Island. Each of the undersigned, if more than one, acknowledges and agrees that references to Guarantor shall include the undersigned and each of them and that the agreements of Guarantor shall be the joint and several obligations of each of the undersigned.

WITNESS:

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                                            Thomas Mueller


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                                            David Flynn


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